For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Associates First Capital

2. Date of First Offering
     5/7/96

3. Dollar Amount of Purchase
     $6,136,400

4. Price Per Unit
     $29.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Goldman Sachs

6. Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     CS First Boston Corporation
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     J.P. Morgan Securities Inc.
     Bear, Stearns & Co. Inc.
     Lehman Brothers Inc.
     Salomon Brothers Inc.
     Alex, Brown & Sons Incorporated
     Chase Securities Inc.
     Citicorp Securities, Inc.
     Dean Witter Reynolds Inc.
     Deutsche Morgan Grenfell/C.J. Lawrence Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     EVEREN Securities, Inc.
     Montgomery Securities
     Morgan Stanley & Co. Incorporated
     Oppenheimer & Co., Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Smith Barney Inc.
     Wasserstein Perella Securities, Inc.
     Advest, Inc.
     Sanford C. Bernstein & Co., Inc.
     William Blair & Company, L.L.C.
     J.C. Bradford & Co.
     Dain Bosworth Incorporated
     Furman Selz LLC
     Edward D. Jones & Co.
     Legg Mason Wood Walker Incorporated
     McDonald & Company Securities, Inc.
     Piper Jaffray Inc.
     Rauscher Pierce Refsnes, Inc.
     The Robinson-Humphrey Company, Inc.
     Stephens Inc.
     Sutro & Co. Incorporated
     Wheat, First Securities, Inc.
     First of Michigan Corporation
     First Southwest Company
     Gruntal & Co., Incorporated
     Guzman & Company
     NatCity Investments, Inc.
     Samuel A. Ramirez & Co., Inc.
     Roney & Co., LLC
     Scott & Stringfellow, Inc.
     Muriel Siebert & Co., Inc.
     Stifel, Nicolaus & Company, Incorporated
     Utendahl Capital Partners, L.P.
     The Williams Capital Group, L.P.




For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Case Corp

2. Date of First Offering
     3/7/96

3. Dollar Amount of Purchase
     $16,725,400

4. Price Per Unit
     $55.75

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Morgan Stanley

6. Other Members of the Underwriting Syndicate
     Morgan Stanley
     CS First Boston
     Lazard Freres
     Dean Witter
     Donaldson, Lufkin and Jenrette
     Lehman Brothers
     J. P. Morgan
     Bear Stearns
     Sanford C. Bernstein
     Chase Securities
     Chemical Securities
     The Chicago Dearborn Company
     CIBC Wood Gundy Corp.
     Commexbank Capital Markets
     Credit Lyonnais Securities (USA)
     Dain Bonsworth
     Deutsch Morgan Grenfell/CJ Lawrence
     Dillon, Lead and Co.
     A.G. Edwards and Sons
     Fahnestock and Co.
     Goldman Sachs
     Edward D. Jones
     Legg Mason Wood Walker
     McDonald and Co.
     Merril Lynch, Pierce, Fenner & Smith
     Nesbitt Burns
     Oppenheimer
     Paine Webber
     Prudential Securities
     RBCDominion
     Salomon Brothers
     Schroeder Wortheim and Co.
     Scotia Capital Markets (USA)
     Smith Barney
     Sturdivant & Co.
     TD Securities
     S. G. Warburg





For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Costilla Energy

2. Date of First Offering
     10/03/96

3. Dollar Amount of Purchase
     $360,000

4. Price Per Unit
     $100.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     NationsBanc

6. Other Members of the Underwriting Syndicate
     NationsBanc, Pru Securities





For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Deutsche Telekom

2. Date of First Offering
     11/18/96

3. Dollar Amount of Purchase
     $5,846,455

4. Price Per Unit
     $18.89

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Goldman Sachs

6. Other Members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Deutsche Morgan Grenfell Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Morgan Stanley & Co. Incorporated
     Salomon Brothers Inc.
     ABN AMRO Securities (USA) Inc.
     CS First Boston Corporation
     Dresdner Kleinwort Benson North America LLC
     Bear, Stearns & Co. Inc.
     Alex, Brown & Sons Incorporated
     Dean Witter Reynolds Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     EVEREN Securities, Inc.
     J.P. Morgan Securities Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     RBC Dominion Securities Corporation
     Scotia Capital Markets (USA) Inc.
     Smith Barney Inc.
     Toronto Dominion Securities (USA) Inc.
     Advest, Inc.
     Arnhold and S. Bleichroeder, Inc.
     Robert W. Baird & Co. Inc.
     Sanford C. Bernstein & Co. Inc.
     Dain Bosworth
     Edward D. Jones & Co.
     Legg Mason Wood Walker Inc.
     McDonald & Co.
     Principal Financial Securities
     Stephens Inc.
     Stifel, Nicolaus & Company, Inc.
     Sutro & Co. Incorporated





For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Electronic Data Systems Corporation

2. Date of First Offering
     7/16/96

3. Dollar Amount of Purchase
     $326,375

4. Price Per Unit
     $46.625

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Merril Lynch

6. Other Members of the Underwriting Syndicate

     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Morgan Stanley & Co. Incorporated
     Goldman, Sachs & Co.
     Bear, Stearns & Co. Inc.
     Lehman Brothers Inc.
     J.P. Morgan Securities Inc.
     Salomon Brothers Inc.
     Furman Selz LLC
     Alex, Brown & Sons Incorporated
     Cowen & Company
     CS First Boston Corporation
     Dillon, Read & Co. Inc.
     A.G. Edwards & Sons, Inc.
     Hambrecht & Quist LLC
     Invemed Associates, Inc.
     Lazard Freres & Co. LLC
     Montgomery Securities
     Oppenheimer & Co., Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Robertson, Stephens & Compay LLC
     Schroder Wertheim & Co. Incorporated
     Smith Barney Inc.
     Advest Inc.
     Robert W. Baird & Co. Incorporated
     M.R. Beal & Company
     Sanford C. Bernstein & Co. Inc.
     J.C. Bradford & Co.
     Dain Bosworth Incorporated
     Fahnestock & Co. Inc.
     Ferris, Baker, Warrs, Incorporated
     First of Michigan Corporation
     Gerard Klauer Mattison & Co. LLC
     Guzman & Company
     Interstate/Johnson Lane Corporation
     Janney Montgomery Scott Inc.
     WR Lazard, Laidlaw & Luther
     Legg Mason Wood Walker, Incorporated
     McDonald & Company Securities, Inc.
     Morgan Keegan & Company, Inc.
     Nesbitt Burns Securities Inc.
     Piper Jaffray Inc.
     Principal Financial Securities, Inc.
     Pryor, McClendon, Counts & Co., Inc.
     Ragen MacKenzie Incorporated
     Rauscher Pierce Refsnes Inc.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, Inc.
     Roney & Co., LLC
     Rothschild Inc.
     Scott & Stringfellow, Inc.
     Muriel Siebert & Co., Inc.
     SoundView Financial Group, Inc.
     Stephens Inc.
     UBS Securities LLC
     Utendahl Capital Partners, L.P.
     Wheat, First Securities, Inc.
     William K. Woodruff & Company Incorporated





For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Forasol-Foramer

2. Date of First Offering
     5/10/96

3. Dollar Amount of Purchase
     $600,000

4. Price Per Unit
     $12.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Salomon Brothers

6. Other Members of the Underwriting Syndicate

     Salomon Brothers Inc.
     Jefferies & Company, Inc.
     Credit Lyonnais Securities (USA) Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     Prudential Securities Incorporated
     Robert W. Baird & Co. Incorporated
     EVEREN Securities, Inc.
     Gabelli & Company, Inc.
     Johnson Rice & Company L.L.C.
     Ladenburg, Thalmann & Co. Inc.
     Rauscher Pierce Refsnes, Inc.
     Rodman & Renshaw, Inc.
     Simmons & Company International
     Southcoast Capital Corp.
     Southeast Research Partners, Inc.
     Sterne, Agee & Leach, Inc.
     Williams Mackay Jordan & Co., Inc.






For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Iron Mountain, Inc.

2. Date of First Offering
     9/26/96

3. Dollar Amount of Purchase
     $280,000

4. Price Per Unit
     $100.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     DLJ

6. Other Members of the Underwriting Syndicate
     DLJ, Bear Stearns, Pru Securities






For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Lucent

2. Date of First Offering
     4/3/96

3. Dollar Amount of Purchase
     $710,000

4. Price Per Unit
     $27.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Morgan Stanley, Goldman Sachs and Merril Lynch

6. Other Members of the Underwriting Syndicate

     Morgan Stanley & Co. Incorporated
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Bear, Stearns & Co. Inc.
     CS First Boston Corporation
     J.P. Morgan Securities Inc.
     PaineWebber Incorporated
     Advest, Inc.
     Arnhold & S. Bleichroeder, Inc.
     Robert W. Baird & Co. Incorporated
     M.R. Beal & Company
     Sanford C. Bernstein & Co., Inc.
     William Blair & Company, L.L.C.
     J.C. Bradford & Co.
     Alex, Brown & Sons Incorporated
     Cowen & Company
     Crowell, Weedon & Co.
     Dain Bosworth Incorporated
     Dean Witter Reynolds Inc.
     Deutsche Morgan Grenfell/C.J. Lawrence Inc.
     Dillon Read & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     A.G. Edwards & Sons, Inc.
     EVEREN Securities, Inc.
     Fahnestock & Co. Inc.
     First Manhattan Co.
     First of Michigan Corporation
     Furman Selz LLC
     Gabelli & Company, Inc.
     Gerard Klauer Mattison & Co., LLC
     Gruntal & Co., Incorporated
     Guzman & Company
     Hambrecht & Quist LLC
     Interstate/Johnson Lane Corporation
     Janney Montgomery Scott Inc.
     Edward D. Jones & Co., L.P.
     WR Lazard, Laidlaw & Luther
     Lazard Freres & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brothers Inc.
     McDonald & Company Securities, Inc.
     Montgomery Securities
     Needham & Company, Inc.
     Oppenheimer & Co., Inc.
     Paribas Corporation
     Parker/Hunter Incorporated
     Piper Jaffray Inc.
     Prudential Securities Incorporated
     Pryor, McClendon, Counts & Co., Inc.
     Ragen Mackenzie Incorporated
     Rauscher Pierce Refsnes, Inc.
     Raymond James & Associates, Inc.
     Robertson, Stephens & Company LLC
     The Robinson-Humphrey Company, Inc.
     Salomon Brothers Inc.
     SBC Capital Markets Inc.
     Schroder Wertheim & Co. Incorporated
     Scott & Stringfellow, Inc.
     Muriel Siebert & Co., Inc.
     Smith Barney Inc.
     Stifel, Nicholas & Company Incorporated
     Sutro & Co. Incorporated
     UBS Securities Inc.
     Wasserstein Perella Securities, Inc.
     Wheat, First Securities, Inc.
     Morgan Stanley & Co. International Limited
     Goldman Sachs International
     Merrill Lynch International Limited
     Banque Paribas
     Morgan Grenfell & Co. Limited
     Swiss Bank Corporation
     UBS Limited
     Bear, Stearns International Limited
     CS First Boston Limited
     J.P. Morgan Securities Ltd.
     PaineWebber International (U.K.) Ltd
     ABN AMRO Bank N.V.
     Argentaria Bolsa, S.V.B., S.A.
     Cazenove & Co.
     CIBC Wood Gundy plc
     Commerzbank Aktiengesellschaft
     Credit Lyonnais Securities
     Daiwa Europe Limited
     Kleinwort Benson Limited
     Robert Fleming & Co. Limited
     HSBC Investment Bank Limited
     ING Bank N.V.
     Nikko Europe Plc
     Nomura International plc
     RBC Dominion Securities Inc.
     J. Henry Schroder & Co. Limited
     Societe Generale





For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Mossimo, Inc.
     (2,000,000 shares offered by Mossimo, Inc.)
     (2,000,000 shares offered by the Shareholders)

2. Date of First Offering
     02/22/96

3. Dollar Amount of Purchase
     $235,800

4. Price Per Unit
     $18.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     Merril Lynch

6. Other Members of the Underwriting Syndicate

     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Smith Barney Inc.
     Bear, Stearns & Co. Inc.
     CS First Boston Corporation
     Dean Witter Reynolds Inc.
     Dillon, Read & Co. Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     Hambrecht & Quist LLC
     Montgomery Securities
     Morgan Stanley & Co. Incorporated
     Oppenheimer & Co., Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Robertson, Stephens & Company LLC
     UBS Securities Inc.
     Utendahl Capital Partners, L.P.
     Robert W. Baird & Co. Incorporated
     William Blair & Company, L.L.C.
     J.C. Bradford & Co.
     The Buckingham Research Group Incorporated
     The Chicago Corporation
     Crowell, Weedon & Co.
     Equitable Securities Corporation
     First Manhattan Co.
     Furman Selz LLC
     Gruntal & Co., Incorporated
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Janney Montgomery Scott Inc.
     Jefferies & Company, Inc.
     Legg Mason Wood Walker, Incorporated
     McDonald & Company Securities, Inc.
     Mesirow Financial, Inc.
     Morgan Keegan & Company, Inc.
     Needham & Company, Inc.
     The Ohio Company
     Principal Financial Securities, Inc.
     Ragen MacKenzie Incorporated
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, Inc.
     Sutro & Co. Incorporated
     Tucker Anthony Incorporated
     Van Kaspar & Company
     H.C. Wainwright & Co., Inc.
     Wedbush Morgan Securities
     Wheat, First Securities, Inc.






For the fiscal year ended December 31, 1996
File number 811-3623

                        SUB-ITEM 77-0

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
     Titan Exploration.

2. Date of First Offering
     12/16/96

3. Dollar Amount of Purchase
     $563,200

4. Price Per Unit
     $11.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
     CS First Boston

6. Other Members of the Underwriting Syndicate

     CS First Boston Corporation
     Donaldson, Lufkin & Jenrette Securities Corporation
     Howard, Weil, Labouisse, Friedrichs Incorporated
     J.P. Morgan Securities Inc.
     Petrie Parkman & Co., Inc.